UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 22, 2024, The Chefs’ Warehouse, Inc. (NASDAQ: CHEF) (“the Company”) entered into Amendment No. 12 (the “Twelfth Amendment”) to its senior secured term loan credit agreement, originally dated as of June 22, 2016, as amended, restated, supplemented or otherwise modified from time to time, by and among the Company, Chefs’ Warehouse Parent, LLC, as borrower, Dairyland USA Corporation, as borrower, certain other subsidiaries of the Company, as guarantors, the lenders party thereto and Jefferies Finance LLC, as administrative agent and collateral agent, pursuant to which the Company repriced its senior secured term loan B facility from (x) 400 basis points over term SOFR or 300 basis points over the alternate base rate to (y) 350 basis points over term SOFR or 250 basis points over the alternate base rate. Neither the floor of the Adjusted Term SOFR of 0.50% nor the scheduled maturity date of August 23, 2029 were changed. The aggregate principal amount of term loans outstanding immediately after the effectiveness of the Twelfth Amendment is $262,000,000.00.

The Company has customary corporate and commercial banking relationships with the lenders, administrative agent and collateral agent and their affiliates.

The foregoing description of the Twelfth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Twelfth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Twelfth Amendment to Credit Agreement, dated June 22, 2016, by and among Dairyland USA Corporation and Chefs’ Warehouse Parent, LLC, as Borrowers, and The Chefs’ Warehouse, Inc. and the other Loan Parties party thereto, as Guarantors, the Lenders party thereto and Jefferies Finance LLC, as administrative agent and collateral agent.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/Alexandros Aldous
Name: Title:	Alexandros Aldous General Counsel, Corporate Secretary, Chief Government Relations Officer & Chief Administrative Officer

Date:  October 24, 2024